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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): April 10, 2001


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2001, PROVIDING FOR THE ISSUANCE OF
           HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-84929                06-1442101
           --------                   ---------                ----------
(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
        Incorporation)               File Number)         Identification No.)

           600 Steamboat Road
         Greenwich, Connecticut                                  92618
          (Address of Principal                                (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------


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                                       -2-


Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Financial Asset Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424, a Prospectus Supplement to its Prospectus, dated April 4, 2001, in connection with the Registrant's issuance of a series of certificates, entitled Soundview Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates, Series 2001-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2001, among the Registrant as depositor, Saxon Mortgage, Inc. as seller and master servicer, Meritech Mortgage Services, Inc. as servicer and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates designated as the Series 2001-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate, first and second lien loans having original terms to maturity up to 30 years (the "Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-




Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                            Description
         -----------                            -----------

             99.1 Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Soundview Home Equity Loan Trust Asset-Backed Certificates, Series
                                  2001-1



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 10, 2001

                                       FINANCIAL ASSET SECURITIES CORP.


                                       By:       /s/ James Raezer
                                                -----------------------
                                       Name:    James Raezer
                                       Title:   Vice President





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
                                                 Index to Exhibits
                                                 -----------------



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           99.1             Computational Materials (as defined in Item 5)                            P
                            that have been provided by Greenwich Capital
                            Markets, Inc. to certain prospective purchasers of
                            Soundview Home Equity Loan Trust Asset-
                            Backed Certificates, Series 2001-1



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                                  EXHIBIT 99.1

                                [FILED BY PAPER]